Filed pursuant to Rule 497(e) under the Securities Act of 1933

File No. 333-33607

NUVEEN INVESTMENTS EQUITY FUNDS

SUPPLEMENT TO PROSPECTUS

Dated April 17, 2007

Prospectus Dated November 28, 2006 Nuveen Investment Trust II Nuveen Symphony Large-Cap Value Fund Nuveen Symphony All-Cap Core Fund Nuveen Symphony Mid-Cap Core Fund

David Wang has assumed management responsibility for the specified Nuveen mutual funds listed below, replacing Igor Lotsvin, who has left the firm. This will not change the funds’ investment objectives, policies or day-to-day portfolio management practices.

Fund	Portfolio Manager	Investment Experience
Nuveen Symphony Large-Cap Value Fund Nuveen Symphony All-Cap Core Fund Nuveen Symphony Mid-Cap Core Fund	David Wang	Portfolio Manager at Symphony Asset Management; responsibilities also include design, research and implementation of Symphony’s long-only equity strategies; joined Symphony in 1994 from BARRA, Inc., where he was a member of the Active Strategies Group. At Barra, he was responsible for investment strategy research, portfolio construction and rebalancing of several domestic and global equity funds. He received his MBA from the University of Illinois at Urbana-Champaign and holds a BS degree in Chemical Engineering from Tamkang University in Taipei.

PLEASE KEEP THIS WITH YOUR FUND PROSPECTUS

FOR FUTURE REFERENCE

MGN-SYMPH-0407D